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                                                                   EXHIBIT 10.11

                                OPTION AGREEMENT

        This OPTION AGREEMENT (together with the exhibits hereto the "Agreement") is entered into the 1st day of March, 1997 (the "Effective Date") by and between CORIXA CORPORATION, a Delaware corporation with its principal place of business located at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham Biologicals Manufacturing S.A., a Belgian corporation with its principal place of business at Rue de l'Institut 89, B-1330 Rixensart, Belgium ("SB").

                              W I T N E S S E T H:

        WHEREAS, Corixa and SB are parties to a Prostate Cancer Collaboration and License Agreement (the "Prostate Cancer Agreement") and a Breast Cancer Collaboration and License Agreement (the "Breast Cancer Agreement") both of even date herewith (each, the "Collaboration Agreement") whereby the parties have agreed to collaborate in the research, development and license of antigens for vaccine products for the prevention and/or treatment of prostate and breast cancers, respectively;

        WHEREAS, SB desires to acquire from Corixa an option to enter into additional agreements for antigens for vaccine products for the prevention and/or treatment of [***] and/or [***] cancers that take the form of the Collaboration Agreements with appropriate revisions to reflect a modification of the subject matter to cover [***] and/or [***] cancers.

        NOW, THEREFORE, for and in consideration of the mutual observance of the covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS



                "[***] Collaboration Agreement" shall have the meaning assigned thereto in Section 2(a).

                "[***] Field" shall mean any and all in vivo administered prophylactic and/or therapeutic [***] cancer Vaccines (as defined in the Collaboration Agreements) for use in humans.

                "[***] Option" means the option granted by Corixa to SB pursuant to Section 2 hereof.

                "[***] Option Period" means the period commencing on the Effective Date and continuing until [***] following the Effective Date, as such [***] Option Period may be extended pursuant to Section 2(c) hereof.

                "National Exchange" shall mean the Nasdaq National Market or any other national exchange on which the Common Stock of Corixa is listed.



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                "[***] Collaboration Agreement" shall have the meaning
assigned thereto in Section 3(a).

                "[***] Field" shall mean any and all in vivo administered prophylactic and/or therapeutic [***] cancer Vaccines as defined in the Collaboration Agreement for use in humans.

                "[***] Option" means the option granted by Corixa to SB pursuant to Section 3 hereof.

                "[***] Option Period" means the period commencing on the Effective Date and continuing until [***] following the Effective Date, as such [***] Option Period may be extended pursuant to Section 3(c) hereof.

        2. GRANT OF OPTION FOR [***] FIELD

                (a) Grant of Option

                Subject to the provisions of this Agreement, Corixa hereby grants to SB an option, exercisable during the [***] Option Period, to enter into a collaboration and license agreement to cover the [***] Field (the "[***] Option"), on substantially the same terms and conditions set forth in the Collaboration Agreement; provided, that the parties acknowledge and agree that the amounts allocated to research funding and other modifications that reflect the nature of the disease target may be required (the "[***] Collaboration Agreement"). SB may exercise the [***] Option at any time on or before the expiration of the [***] Option Period (i) by providing written notice of exercise to Corixa prior to the expiration of the [***] Option Period, and (ii) paying to Corixa a lump sum payment of [***] by wire transfer of immediately available funds, which payment shall be subject to credit or conversion as set forth in Section 4 below; provided, however, that Corixa may begin discussing possible collaborations with parties other than SB at any time after [***] Option Period; such discussions shall be terminated forthwith by Corixa if and when SB exercises the [***] Option or extends the [***] Option Period pursuant to Section 2(c) hereof.

                (b) Initial Option Fee

                Upon execution and delivery of this Agreement, SB shall pay to Corixa a lump sum payment of [***] by wire transfer of immediately available funds, which payment shall be subject to credit, conversion or repayment as set forth in Section 4 below.

                (c) Extension of the Option Period


                SB will have the right to extend the [***] Option Period for one (1) additional twelve (12) month period by (i) providing written notice to Corixa of




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SB's intention to extend the [***] Option Period prior to the expiration of the initial [***] Option Period, and (ii) making the payment set forth in Section 2(d) below.

                (d) Option Extension Fee

                If SB elects to extend the [***] Option Period pursuant to
Section 2(c) above, on or before the expiration of the initial [***] Option Period, SB shall pay to Corixa a lump sum payment of [***] by wire transfer of immediately available funds, which payment shall be subject to credit, conversion or repayment as set forth in Section 4 below.

        3. GRANT OF OPTION FOR [***] FIELD

                (a) Grant of Option

                Subject to the provisions of this Agreement, Corixa hereby grants to SB an option, exercisable during the [***] Option Period, to enter into a collaboration and license agreement to cover the [***] Field (the "[***] Option"), on substantially the same terms and conditions set forth in the Collaboration Agreement, provided, that the parties acknowledge and agree that the amounts allocated to research funding and other modifications that reflect the nature of the disease target may be required (the "[***] Collaboration Agreement"). SB may exercise the [***] Option at any time on or before the expiration of the [***] Option Period (i) by providing written notice of exercise to Corixa prior to the expiration of the [***] Option Period and (b) paying to Corixa a lump sum payment of [***] by wire transfer of immediately available funds, which payment shall be subject to credit or conversion as set forth in Section 4 below; provided, however, that Corixa may begin discussing possible collaborations with parties other than SB at any time after [***] Option Period. Said discussions shall be terminated forthwith by Corixa if and when SB exercises the [***] Option or extends the [***] Option Period pursuant to Section 3(c) hereof.

                (b) Initial Option Fee

                Upon execution and delivery of this Agreement, SB shall pay to Corixa a lump sum payment of [***] by wire transfer of immediately available funds, which payment shall be subject to credit, conversion or repayment as set forth in Section 4 below.

                (c) Extension of the Option Period


                SB will have the right to extend the [***] Option Period for one
(1) additional eighteen (18) month period by (i) providing written notice to Corixa of SB's intention to extend the initial [***] Option Period prior to the expiration of the initial [***] Option Period, and (ii) making the payment set forth in Section 3(d) below.




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                (d) Option Extension Fee

                If SB elects to extend the [***] Option Period pursuant to
Section 3(c) above, on or before the expiration of the initial [***] Option Period, SB shall pay to Corixa a lump sum payment of [***] by wire transfer of immediately available funds, which payment shall be subject to credit, conversion or repayment as set forth in Section 4 below.

        4. OPTION PAYMENTS. All payments made by SB to Corixa pursuant to Sections 2 and 3 above shall be subject to the following terms and conditions:


                (a) [***] Option Payments. If SB exercises the [***] Option, then all payments made by SB to Corixa pursuant to Section 2 shall be, at the election of SB, either (i) credited against future milestones in the [***] Collaboration Agreement in accordance with Section 4(c) below or (ii) if Corixa's Common Stock is listed on a National Exchange and Corixa has a market capitalization of not less than US$128 million (assuming exercise or conversion of all outstanding options, warrants and other securities exercisable for or convertible into Corixa's Common Stock), converted into Corixa's Common Stock in accordance with Section 4(d) below. If SB does not exercise the [***] Option, then all payments made by SB to Corixa pursuant to Section 2 shall be repaid by Corixa in accordance with Section 4(e) below.


                (b) [***] Option Payments. If SB exercises the [***] Option, then all payments made by SB to Corixa pursuant to Section 3 shall be, at the election of SB, either (i) credited against future milestones in the [***] Collaboration Agreement in accordance with Section 4(c) below or (ii) if Corixa's Common Stock is listed on a National Exchange and Corixa has a market capitalization of not less than [***] (assuming exercise or conversion of all outstanding options, warrants and other securities exercisable for or convertible into Corixa's Common Stock), converted into shares of Corixa's Common Stock in accordance with Section 4(d) below. If SB does not exercise the [***] Option, then all payments made by SB to Corixa pursuant to Section 3 shall be repaid by Corixa in accordance with Section 4(e) below.

                (c) Credit Against Milestones. From and after receipt of written notice from SB to Corixa (the "Credit Notice") of SB's intent to credit payments made by it pursuant to Section 2 and/or Section 3 of this Agreement, as applicable (the "Credit Amount"), which Credit Notice shall be made within fifteen (15) days of the exercise of the [***] Option and/or the [***] Option, as applicable, Corixa shall repay the Credit Amount by applying such Credit Amount against future milestones that become payable by SB to Corixa in accordance with the terms of the [***] Collaboration Agreement and/or the [***] Collaboration Agreement, as applicable, during the period beginning the date of the Credit Notice(s) and ending on [***] of the Credit Notice(s). On [***] of the Credit Notice, Corixa shall pay to SB the balance, if any, of the Credit Amount not credited against such milestones pursuant to this Section 4(c). However, the entire Credit Amount or any portion thereof may be prepaid by Corixa at any time in its sole discretion.



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                (d) Conversion to Common Stock. Within thirty (30) days (the
"Conversion Date") following the Corixa's receipt of a written notice from SB (the "Conversion Notice Date") of SB's intent to convert payments made by it pursuant to Section 2 and/or Section 3 of this Agreement as applicable into shares of Corixa's Common Stock, (the "Conversion Amount"), Corixa shall issue to SB the number of shares of Corixa's Common Stock equal to the Conversion Amount divided by the "Common Stock Price." For purposes of this Section 4(d), the "Common Stock Price" shall equal 111.25% of the average closing price for Corixa's Common Stock during the period beginning six (6) trading days prior to the Conversion Notice Date and ending on the trading day prior to the date of the Conversion Notice Date, as reported on the National Exchange.


                (e) Repayment. Within thirty (30) days following expiration of the [***] Option Period, or the [***] Option Period, as the case may be (the "Note Issuance Date"), to the extent SB has not exercised the [***] Option, or the [***] Option, as applicable, Corixa shall issue to SB an interest-free promissory note in principal amount equal to the payments made by SB pursuant to
Section 2 in the case of the [***] Option and Section 3 in the case of the [***] Option, which will not bear interest, payable in three (3) equal annual payments on the third, fourth and fifth anniversaries of the date of this Agreement

        5. MISCELLANEOUS

                (a) Development Efforts. Upon exercise of the [***] Option and/or [***] Option, the parties will collaborate in the discovery and development of Antigens for use in Vaccine(s) for the prevention and/or treatment of [***] cancer and/or [***] cancer, as applicable, by using commercially reasonable efforts to conduct the activities set forth in a research program plan to be prepared in good faith jointly by the parties as soon as practicable after the exercise of the [***] Option and/or [***] Option.

                (b) Entire Agreement. This Agreement, entered into as of the date written above, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings, except that the Non Disclosure Agreements dated 17 February 1995 and 10 August 1995, the Tuberculosis Collaboration and License Agreement dated October 6, 1995 between Corixa Corporation and SmithKline Beecham Biologicals S.A., the Prostate Cancer Collaboration and License Agreement of even date herewith and the Breast Cancer Collaboration and License Agreement of even date herewith remain in full force and effect. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may mutually amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

                (c) Notices. Any notice required or permitted under this Agreement shall be deemed given if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or



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arbitration in accordance with the arbitration rules of the American Arbitration
Association ("AAA"), then in force, by one or more arbitrators appointed in accordance with said rules; provided that the appointed arbitrators shall have appropriate experience in the bio-pharmaceutical industry; provided further, however, that arbitration proceedings may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not less than sixty (60) days notice to remedy any alleged breach and the other party has failed to do so. The place of arbitration shall be Seattle, Washington, USA if arbitration is initiated by SB and New York, New York if initiated by Corixa. The award rendered shall be final and binding upon both parties. The judgment rendered by the arbitrator shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. The arbitration in such proceeding may expressly consider the amounts paid pursuant to Sections 2 and 3 hereof in considering any claim of damages. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

                (f) Severability; Waiver If any provision of this Agreement is finally held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way. Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement.

               (g)    [Intentionally omitted.]



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        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

Agreed to and accepted by:            Agreed to and accepted by:
CORIXA CORPORATION                    SMITHKLINE BEECHAM BIOLOGICALS
                                      MANUFACTURING S.A.


/s/  Steven Gillis                    /s/  Jean Stephenne
--------------------------            ------------------------------------------
Steven Gillis                         Jean Stephenne
President and CEO                     Senior Vice President and General Manager



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